                                                                      EXHIBIT 99

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                       ---------------------------------

                          RADIO STATION AUTHORIZATION

[FEDERAL COMMUNICATIONS
COMMISSION SEAL]

NAME: eSAT, INC.                               CALL SIGN: E990237

AUTHORIZATION TYPE: License                  FILE NUMBER: SES-LIC-19990616-00970

Non Common Carrier       GRANT DATE: 08/25/1999      EXPIRATION DATE: 08/25/2009

--------------------------------------------------------------------------------

NATURE OF SERVICE: Domestic Fixed Satellite Service

CLASS OF STATION: Fixed Earth Stations

A) SITE LOCATION(S)

                                                                                          ELEVATION          SPECIAL PROVISIONS
# SITE ID      ADDRESS                            LATITUDE            LONGITUDE           (METERS)       NAD (REFER TO SECTION M)
---------------------------------------------------------------------------------------------------------------------------------
1) HUB         3100 HIGHWOODS BLVD (7.6M. HUB)    35" 49' 10.0" N     78" 36' 0.9"W       88.4           27
               RALEIGH, WAKE, NC 27604

               Licensee certifies antenna(s) comply with gain patterns specified in Section 25.209
2) REMOT       VSAT (500 1.2M.)                                                                          27
   1
               CONUS, AK, HI, PR, VI.

               Licensee certifies antenna(s) do not comply with Section 25.209. Please refer to Section
               E for special conditions placed upon antennas at this site.
3) REMOT       VSAT (200 1.8M.)                                                                          27
   2
               CONUS, AK, HI, PR, V.

               Licensee certifies antenna(s) do not comply with Section 25.209. Please refer to Section
               E for special conditions placed upon antennas at this site.
4) REMOT       VSAT (50 2.4M.)                                                                           27
   3
               CONUS, AK, HI, PR, V.

               Licensee certifies antenna(s) do not comply with Section 25.209. Please refer to Section
               E for special conditions placed upon antennas at this site.

Subject to the provisions of the Communications Act of 1934, The Communications Satellite Act of 1962, subsequent acts and treaties, and all present and future regulations made by this Commission, and further subject to the conditions and requirements set forth in this license, the grantee is authorized to construct, use and operate the radio facilities described below for radio communications for the term beginning August 25, 1999 (3 AM Eastern Standard Time) and ending August 25, 2009 (3 AM Eastern Standard Time). The required date of completion of construction and commencement of operation is August 25, 2000 (3 AM Eastern Standard Time). Grantee must file with the Commission a certification upon completion of construction and commencement of operation.

B) PARTICULARS OF OPERATIONS

The General Provision 1010 applies to all receiving frequency bands.

The General Provision 1900 applies to all transmitting frequency bands.

For the text of these provisions, refer to Section H.

                                        [FEDERAL COMMUNICATIONS COMMISSION SEAL]


                                                              MAX      MAX EIRP
                                                              EIRP     DENSITY
          FREQUENCY                                         /CARRIER   /CARRIER   ASSOCIATED   SPECIAL PROVISIONS   MODIFICATION/
#           (MH2)                  POLARIZATION   EMISSION   (dBW)    (dBW/4kHz)   ANTENNA    (REFER TO SECTION H)   SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
1)        14000.0000-14500.0000    H.V           51K2G7D    40.30     29.20       2.2M                            QP5K DIGITAL, 3/4
                                                                                                                  FBC, 64 KBPS

                                                                    FCC FORM 488

                                 (page 1 of 5)

[FEDERAL COMMUNICATIONS COMMISSION SEAL]

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION

Name: eSAT,INC.                                               CALL SIGN: E990237
AUTHORIZATION TYPE: License                  FILE NUMBER: SES-LIC-19990616-00970
Non Common Carrier          GRANT DATE: 08/25/1999   EXPIRATION DATE: 08/25/2009

--------------------------------------------------------------------------------

B) PARTICULARS OF OPERATIONS

The General Provision 1010 applies to all receiving frequency bands.

The General Provision 1900 applies to all transmitting frequency bands.

For the text of these provisions, refer to Section H.

                                                          MAX      MAX EIRP
                                                          EIRP      DENSITY
           FREQUENCY                                    /CARRIER   /CARRIER    ASSOCIATED    SPECIAL PROVISIONS     MODULATION/
#            (MHz)          POLARIZATION   EMISSION      (dBW)    (dBW/4k/Hz)    ANTENNA    (REFER TO SECTION H)     SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
 2)  11700.0000-12200.0000        H,V       12MSG7D                                1.2M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 16 MBPS

 3)  14000.0000-14500.0000        H,V       102KG7D       46.60        32.50       1.8M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 128 KBPS

 4)  11700.0000-12200.0000        H,V       12MSG7D                                1.8M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 16 MBPS

 5)  14000.0000-14500.0000        H,V       307KG7D       52.20        33.30       2.4M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 384 KBPS

 6)  11700.0000-12200.0000        H,V       12MSG7D                                2.4M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 16 MBPS

 7)  14000.0000-14500.0000        H,V       12MSG7D       76.40        41.30       7.6M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 16 MBPS

 8)  11700.0000-12200.0000        H,V       51K2G7D                                7.6M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 64 KBPS

 9)  11700-0000-12200.0000        H,V       102KG7D                                7.6M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 128 KBPS

10)  11700.0000-12200.0000        H,V       307KG7D                                7.6M                          QPSK DIGITAL, 3/4
                                                                                                                 FEC, 384 KBPS


C) FREQUENCY COORDINATION LIMITS

                            SATELLITE ARC    ELEVATION        AZIMUTH
                               (DEG.         (DEGREES)       (DEGREES)       MAX EIRP
                               LONG.)                                     DENSITY TOWARD
      FREQUENCY LIMITS      EAST   WEST     EAST   WEST     EAST   WEST      HORIZON       ASSOCIATED
#          (MHz)            LIMIT  LIMIT    LIMIT  LIMIT    LIMIT  LIMIT    (dbW/4kHz)     ANTENNA(s)
-----------------------------------------------------------------------------------------------------
1)  14000.0000-14500.0000   60.0W-143.DW     44.0-12.0      150.1-254.3       -12.8            7.6M

2)  11700.0000-12200.0000   60.0W-143.DW     44.0-12.0      150.1-254.3                        7.6M

3)  14000.0000-14500.0000   60.0W-143.DW     05.0-05.0                        -2               1.2M

4)  11700.0000-12200.0000   60.0W-143.DW     05.0-05.0                                         1.2M

5)  14000.0000-14500.0000   60.0W-143.DW     05.0-05.0                        -2               1.8M

6)  11700.0000-12200.0000   60.0W-143.DW     05.0-05.0                                         1.8M

7)  14000.0000-14500.0000   60.0W-143.DW     05.0-05.0                        -2               2.4M

8)  11700.0000-12200.0000   60.0W-143.DW     05.0-05.0                                         2.4M

                                 (page 2 of 5)                      FCC FORM 488

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION

                          RADIO STATION AUTHORIZATION


[FEDERAL COMMUNICATIONS COMMISSION SEAL]


NAME: eSAT, INC.                               CALL SIGN: E990237
AUTHORIZATION TYPE: License                    FILE NUMBER: SES-LIC-199906-00970
Non Common Carrier

             GRANT DATE: 08/25/1999    EXPIRATION DATE: 08/25/2009

--------------------------------------------------------------------------------

D)   POINTS OF COMMUNICATIONS

     The following stations located in the Satellite orbits consistent with Sections B and C of this License:

--------------------------------------------------------------------------------

   1)  HUB to All authorized U.S. Domestic (ALSAT) Satellites.

E)   ANTENNA FACILITIES
                                               SITE/ELEVATION:

   SITE        ANTENNA                  DIAMETER                                      MAX ANTENNA HEIGHT      SPECIAL PROVISION
    ID           ID          UNITS      (METERS)     MANUFACTURER     MODEL NUMBER         (METERS)           (REFER TO SECTION)
----------     -------       -----      --------     ------------    --------------   ------------------      ------------------
  REMOTE        1.2M          500         1.2          PRODELIN           1123
  1

     Max Gains(s): 41.7 dBi @ 12,0000 GHz 43.2 dBi @ 14,0000 GHz
     Maximum total input power at antenna flange (Watts)  =  2.00
     Maximum aggregate output EIRP for all carriers (dBW) = 46.20

  REMOTE        1.8M         200          1.8          PRODELIN           1184
  2

    Max Gains(s): 45.0 dBi @ 12,0000 GHz 46.5 dBi @ 14,0000 GHz
    Maximum total input power at antenna flange (Watts)  =  2.00                    [FEDERAL COMMUNICATIONS COMMISSION SEAL]

    Maximum aggregate output EIRP for all carriers (dBW) = 49.50

  REMOTE        2.4M          50          2.4          PRODELIN           1251
  3

    Max Gains(s): 47.6 dBi @ 12,0000 GHz 49.2 dBi @ 14,0000 GHz
    Maximum total input power at antenna flange (Watts)  =  2.00
    Maximum aggregate output EIRP for all carriers (dBW) = 52.20

  HUB           7.6M           1          7.6         ANDREW CORP.        7.6KU       7.8 ALG/96.2 AMSL


    Max Gains(s): 58.0 dBi @ 12,0000 GHz 59.4 dBi @ 14,0000 GHz
    Maximum total input power at antenna flange (Watts)  = 50.00
    Maximum aggregate output EIRP for all carriers (dBW) = 76.40

F)   REMOTE CONTROL POINT:
--------------------------------------------------------------------------------
HUB  16520 HARBOR BLVD., BLDG. G                  CALL SIGN: E990237
     FOUNTAIN VALLEY, ORANGE, CA 92708
     888-895-0007

G)   ANTENNA STRUCTURE MARKING AND LIGHTING REQUIREMENTS:

     None unless otherwise specified under Special and General Provisions



                                 (page 3 of 5)                      FCC FORM 488

                            UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
     [FEDERAL
  COMMUNICATIONS          ---------------------------
    COMMISSION            RADIO STATION AUTHORIZATION
       SEAL]              ---------------------------

NAME: eSAT, INC.                                              CALL SIGN: E990237
AUTHORIZATION TYPE: License                  FILE NUMBER: SES-LIC-19990616-00970
Non Common Carrier     GRANT DATE: 08/25/1999     EXPIRATION DATE: 08/25/2009

--------------------------------------------------------------------------------

H)  SPECIAL AND GENERAL PROVISIONS

    A) This RADIO STATION AUTHORIZATION is granted subject to the following special provisions and general conditions:

        1010 -- Applicable to all receiving frequency bands. Emission designator indicates the maximum bandwidth of received signal at associated station(s). Maximum EIRP and maximum EIRP density are not applicable to receive operations.

        1900 -- Applicable to all transmitting frequency bands. Authority is granted to transmit any number of RF carriers with the specified parameters on any discrete frequencies within associated band in accordance with the other terms and conditions of this authorization, subject to any additional limitations that may be required to avoid unacceptable levels of inter-satellite interference.

        2010 -- This authorization is issued pursuant to the Commission's
                Second Report and Order adopted June 16, 1972 (35 FCC 2d 844) and Memorandum, Opinion and Order adopted December 21, 1972 (38 FCC 2d 665) in Docket No. 16495 and is subject to the policies adopted in that proceeding.

        2300 -- Authority is granted to operate this station by remote control provided that: (1) The parameters of the transmissions of this station monitored at the remote control point, and the operational functions sufficient to insure that the operations of this station are in full compliance with the station authorization at all times; (2) upon detection by the grantee, or upon notification from the Commission, of a deviation of the operation of this station shall be immediately suspended until the deviation is corrected, except the transmissions concerning the immediate safety of life or property may be conducted for the duration of such emergency; and (3) the grantee shall have available, at all times, the technical personnel necessary to perform the technical servicing and maintenance of this station expeditiously.

        2810 -- The grantee shall maintain on file with the Commission's current list or plan of the precise frequencies in actual use at this station, specifying for each such frequency: the r.f. center frequency, polarization, emission designator, EIRP
                (dBW), EIRP density (dBW/4kHz), and receiving earth station(s). This list or plan may be submitted either on a station-by-station basis or on a system-wide basis, and shall be updated within seven days of any changes in frequency usage at this station. Temporary usage of frequencies for periods of less than seven days need not be notified to the Commission if accurate station records are maintained of the times and particulars of such temporary frequency usage.

        2916 -- The transmitter(s) must be turned off during antenna maintenance so that the FCC-specified safety guidelines for human exposure to radiofrequency radiation are complied within the region between the feed and the reflector. Appropriate measures must also be taken to restrict access to other regions in which the earth station's power flux density levels exceed the specified guidelines.

        2939 -- Upon completion of construction each licensee must file with the Commission a certification including the following information: name of the licensee, file number of the application, call sign of the antenna, date of the license and certification that the facility as authorized as has been completed, that each antenna facility has been tested and is within 2 dB of the pattern specified in Section 25.209, and that the station is operational including the date of commencement of service, and will remain operational during the license period unless the license is submitted for cancellation. In addition, each licensee must file a certification once the network is put into operation.



                                 (page 4 of 5)                      FCC FORM 488

                            UNITED STATES OF AMERICA
    [FEDERAL          FEDERAL COMMUNICATIONS COMMISSION
 COMMUNICATIONS
COMMISSION SEAL]          RADIO STATION AUTHORIZATION


NAME: eSAT, INC.                               CALL SIGN: E990237

AUTHORIZATION TYPE: License                  FILE NUMBER: SES-LIC-19990616-00970

Non Common Carrier     GRANT DATE:  08/25/1999     EXPIRATION DATE: 08/25/2009

--------------------------------------------------------------------------------

B) This RADIO STATION AUTHORIZATION is granted subject to the additional conditions specified below:

     This authorization is issued on the grantee's representation that the statements contained in the application are true and that the undertakings described will be carried out in good faith.

     This authorization shall not be construed in any manner as a finding by the Commission on the question of marking or lighting of the antenna system should future conditions require. The grantee expressly agrees to install such marking or lighting as the Commission may require under the provisions of Section 303(q) of the Communications Act. 47 U.S.C. Section 303(q).

     Neither this authorization nor the right granted by this authorization shall be assigned or otherwise transferred to any person, firm, company or corporation without the written consent of the Commission. This authorization is subject to the right of use or control by the government of the United States conferred by Section 706 of the Communications Act 47 U.S.C. Section 706. Operation of this station is governed by Part 25 of the Commission's Rules. 47 C.F.R. Part 25.

     This authorization shall not vest in the licensee any right to operate this station nor any right in the use of the designated frequencies beyond the term of this license, nor in any other manner than authorized herein.

     This authorization is issued on the grantee's representation that the station is in compliance with environmental requirements set forth in
     Section 1.1307 of the Commission's Rules. 47 C.F.R. Section 1.1307.

     This authorization is issued on the grantee's representation that the station is in compliance with the Federal Aviation Administration (FAA) requirements as set forth in Section 17.4 of the Commission's Rules. 47 C.F.R. Section 17.4.

     The following condition applies when this authorization permits construction of or modifies the construction permit of a radio station.

     This authorization shall be automatically forfeited if the station is not ready for operation by the required date of completion of construction unless an application for modification of construction permit for additional time to complete construction is filed by that date, together with a showing that failure to complete construction by the required date was due to factors not under control of the grantee.

     LICENSEES ARE REQUIRED TO PAY ANNUAL REGULATORY FEES RELATED TO THIS AUTHORIZATION. THE REQUIREMENT TO COLLECT ANNUAL REGULATORY FEES FROM REGULATES IS CONTAINED IN PUBLIC LAW 103-66, "THE OMNIBUS BUDGET RECONCILIATION ACT OF 1993". THESE REGULATORY FEES, WHICH ARE LIKELY TO CHANGE EACH FISCAL YEAR, ARE USED TO OFFSET COSTS ASSOCIATED WITH THE COMMISSION'S ENFORCEMENT, PUBLIC SERVICE, INTERNATIONAL AND POLICY AND RULEMAKING ACTIVITIES. THE COMMISSION ISSUES A REPORT AND ORDER EACH YEAR, SETTING THE NEW REGULATORY FEE RATES. RECEIVE ONLY EARTH STATIONS ARE EXEMPT FROM PAYMENT OF REGULATORY FEES.


                                                                    FCC FORM 488
                                 (page 5 of 5)